UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest even reported) February 25, 2004

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Item 5: Other Events.

Center Financial Corporation signs Memorandum of Understanding with Liberty Bank of New York as further described in the attached Press Release of the Registrant dated February 20, 2004.

Item 7: Financial Statements and Exhibits

(c)	Exhibits

99.1	Center Financial Corporation signs Memorandum of Understanding with Liberty Bank of New York as further described in the attached Press Release of the Registrant dated February 20, 2004.

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SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: February 24, 2004	/s/ Yong Hwa Kim
Center Financial Corporation Yong Hwa Kim Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release of the Registrant	4

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